Credit-related arrangements, repurchase agreements and commitments	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Credit-related arrangements, repurchase agreements and commitments
Note 12: Credit related arrangements, repurchase agreements and commitments

Commitments
As at December 31, 2018, the Bank was committed to expenditures under contract for information technology services sourcing and leases of $39.2 million and $27.2 million, respectively (December 31, 2017: $56.9 million and $16.5 million, respectively). Rental expense for premises leased on a long-term basis for the year ended December 31, 2018 amounted to $5.6 million (December 31, 2017: $4.9 million, December 31, 2016: $5.1 million). The leases under contract as of both December 31, 2018 and December 31, 2017 are all non-cancellable operating type leases primarily for the lease of office space. The Bank funded its expenditures with its own resources and plans to fund those currently in progress with its own resources, which may be obtained through cash on hand, cash flows from operations and issuances of debt and equity securities.

The following table summarizes the Bank's commitments for sourcing, long-term leases and other agreements:

Year ending December 31	Sourcing	Leases	Other	Total
2019	14,721	5,448	7,990	28,159
2020	13,353	5,524	2,214	21,091
2021	11,112	4,696	1,634	17,442
2022	—	4,317	727	5,044
2023	—	3,609	719	4,328
2024 & thereafter	—	3,583	719	4,302
Total commitments	39,186	27,177	14,003	80,366

The Bank enters into contractual commitments to extend credit, normally with fixed expiration dates or termination clauses, at specified rates and for specific purposes. Substantially all of the Bank's commitments to extend credit are contingent upon customers maintaining specific credit standards at the time of loan funding. Management assesses the credit risk associated with certain commitments to extend credit in determining the level of the allowance for possible loan losses.

The Bank has a facility by one of its custodians, whereby the Bank may offer up to US$200 million of standby letters of credit to its customers on a fully secured basis. Under the standard terms of the facility, the custodian has the right to set-off against securities held of 110% of the utilized facility. At December 31, 2018, $137.4 million (December 31, 2017: $77.0 million) of standby letters of credit were issued under this facility.

Outstanding unfunded commitments to extend credit	December 31, 2018	December 31, 2017
Commitments to extend credit	445,215	602,740
Documentary and commercial letters of credit	561	1,263
Total unfunded commitments to extend credit	445,776	604,003

Credit-Related Arrangements
Standby letters of credit and letters of guarantee are issued at the request of a Bank customer in order to secure the customer’s payment or performance obligations to a third party. These guarantees represent an irrevocable obligation of the Bank to pay the third party beneficiary upon presentation of the guarantee and satisfaction of the documentary requirements stipulated therein, without investigation as to the validity of the beneficiary’s claim against the customer. Generally, the term of the standby letters of credit does not exceed one year, while the term of the letters of guarantee does not exceed four years. The types and amounts of collateral security held by the Bank for these standby letters of credit and letters of guarantee is generally represented by deposits with the Bank or a charge over assets held in mutual funds.

The Bank considers the fees collected in connection with the issuance of standby letters of credit and letters of guarantee to be representative of the fair value of its obligation undertaken in issuing the guarantee. In accordance with applicable accounting standards related to guarantees, the Bank defers fees collected in connection with the issuance of standby letters of credit and letters of guarantee. The fees are then recognized in income proportionately over the life of the credit agreements. The following table presents the outstanding financial guarantees. Collateral is shown at estimated market value less selling cost. Where the collateral is cash, it is shown gross including accrued income.

	December 31, 2018			December 31, 2017
Outstanding financial guarantees	Gross	Collateral	Net	Gross	Collateral	Net
Standby letters of credit	245,156	237,051	8,105	186,408	178,158	8,250
Letters of guarantee	2,685	2,599	86	5,337	5,251	86
Total	247,841	239,650	8,191	191,745	183,409	8,336

Repurchase agreements
The Bank utilizes repurchase agreements and resell agreements (reverse repurchase agreements) to manage liquidity. The risks of these transactions include changes in the fair value in the securities posted or received as collateral and other credit-related events. The Bank manages these risks by ensuring that the collaterals involved are appropriate and by monitoring the value of the securities posted or received as collateral on a daily basis.

As at December 31, 2018, the Bank had 2 open positions (December 31, 2017: 23) in resell agreements with a remaining maturity of less than 30 days involving pools of mortgages issued by US federal agencies. The amortized cost of these resell agreements is $27.3 million (December 31, 2017: $178.8 million) and are included in securities purchased under agreement to resell on the consolidated balance sheets. As at December 31, 2018, there were no positions (December 31, 2017: no positions) which were offset on the balance sheet to arrive at the carrying value, and there was no collateral amount which was available to offset against the future settlement amount.

Legal Proceedings
There are actions and legal proceedings pending against the Bank and its subsidiaries which arose in the normal course of its business. Management, after reviewing all actions and proceedings pending against or involving the Bank and its subsidiaries, considers that the resolution of these matters would in the aggregate not be material to the consolidated financial position of the Bank, except as noted in the following paragraphs.

As publicly announced, in November 2013, the USAO for the Southern District of New York applied for and secured the issuance of so-called John Doe Summonses to six US financial institutions with which the Bank had correspondent bank relationships. The Bank has been fully cooperating with the US authorities in their ongoing investigation. Specifically, the Bank has conducted an extensive review and account remediation exercise to determine the US tax compliance status of US person account holders. The review process and results have been shared with the US authorities.

Management believes that as of December 31, 2018, a provision of $5.5 million (December 31, 2017: $5.5 million), which has been recorded, is appropriate. As the investigation remains ongoing at this time, the timing and terms of the final resolution, including any fines or penalties, remain uncertain and the financial impact to the Bank could exceed the amount of the provision. In this regard, we note that the US authorities have not approved or commented on the adequacy or reasonableness of the estimate. The provision is included on the consolidated balance sheets under other liabilities and on the consolidated statements of operations under other expenses.